EXHIBIT 99.1

II-VI Incorporated Reports Fiscal 2015 Fourth Quarter Earnings; Achieves 8.7% Return on Sales on Record Revenues of $197M

  FY15 Cash Flows from operations reached a record $129 million increasing 36% over FY14
  FY15 Diluted EPS of $1.05, Adjusted EPS of $0.94, increased 57% compared to FY14

PITTSBURGH, Aug. 4, 2015 (GLOBE NEWSWIRE) -- II-VI Incorporated (Nasdaq:IIVI) ("II-VI" or the "Company") today reported results for its fourth fiscal quarter and year ended June 30, 2015.

Francis J. Kramer, Chairman and Chief Executive Officer said, "We made significant operating and financial progress this year, achieving important technical advances, market penetration and operating improvements across our business segments. To complete the year in June, we showcased a suite of next generation products at Laser World of Photonics in Munich, Germany to quite favorable customer interest. Most importantly, we've regained our financial momentum and look forward to a strong performance in fiscal year 2016."

	Table 1
	$ in Millions, except per share amounts
	(Unaudited)

	Three Months Ended			Year Ended

	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2015	2015	2014	2015	2014

Bookings (1)	$ 197.5	$ 195.7	$ 193.3	$ 761.7	$ 691.3
Revenues	$ 196.7	$ 182.7	$ 187.9	$ 742.0	$ 683.3
Operating income	$ 23.2	$ 17.7	$ 14.7	$ 76.8	$ 46.5
Net earnings	$ 17.1	$ 14.5	$ 12.7	$ 66.0	$ 38.4
Diluted earnings per share	$ 0.27	$ 0.23	$ 0.20	$ 1.05	$ 0.60
Adjusted diluted earnings per share (2)	$ 0.27	$ 0.23	$ 0.20	$ 0.94	$ 0.60

Other Selected Financial Metrics
Gross margin	38.1%	36.0%	33.2%	36.6%	33.2%
Operating margin	11.8%	9.7%	7.8%	10.4%	6.8%
Adjusted EBITDA margin (2)	18.9%	15.8%	15.6%	17.3%	15.1%
Adjusted return on sales (2)	8.7%	7.9%	6.8%	7.9%	5.6%

(1) Bookings are orders the Company expects to convert to revenues within the next twelve months.
(2) EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA, adjusted diluted earnings per share and adjusted return on sales exclude a one-time settlement that occurred in the Company's second fiscal quarter related to certain payment obligations. See Tables 7 and 8 for Reconciliation of Reported Earnings to Non-GAAP Earnings.

As discussed below under "Use of Non-GAAP Financial Measures," the Company is presenting certain non-GAAP financial measures in this release. Investors should consider non-GAAP adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with generally accepted accounting principles ("GAAP"). Please refer to the attached schedules for the applicable GAAP to non-GAAP reconciliations.

Outlook

For the first fiscal quarter ending September 30, 2015, our seasonally lowest quarter, the Company currently forecasts revenues to range from $180 million to $190 million and diluted earnings per share to range from $0.20-$0.25 at prevailing exchange rates. We expect the second half of our fiscal year to follow our usual pattern of being stronger than the first half. Comparable results for the quarter ended September 30, 2014 were revenues of $185.8 million and diluted earnings per share of $0.20.. As discussed in more detail below, actual results may differ from these forecasts due to various factors including, but not limited to, changes in product demand, competition and general economic conditions.

Segment Simplification

As of July 1, 2014, the Company realigned from five to three reporting segments and reports its financial results for the following three segments: (i) II‐VI Laser Solutions, (ii) II‐VI Photonics, and (iii) II‐VI Performance Products. Segment information for all periods presented reflects the updated segment organization.

  II‐VI Laser Solutions includes the former Infrared Optics segment, the semiconductor laser portion of the former Active Optical Products segment, and certain smaller high-power laser technology business units from the former Near-Infrared Optics segment.
  II‐VI Photonics includes the remaining majority of the former Near-Infrared Optics segment as well as the pump laser and optical amplifier businesses of the former Active Optical Products segment.
  II‐VI Performance Products includes the former Military & Materials and the former Advanced Products Group segments.

Segment Information

Operating income is defined as earnings before income taxes, interest expense and other expense or income, net.

Table 2
Segment Bookings, Revenues, Operating Income and Margins
$ in Millions
(Unaudited)
	Three Months Ended			Year Ended

	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2015	2015	2014	2015	2014

Bookings:
II-VI Laser Solutions	$ 74.5	$ 72.8	$ 82.0	$ 284.8	$ 262.8
II-VI Photonics	78.5	72.0	64.1	282.9	220.2
II-VI Performance Products	44.5	50.9	47.2	194.0	208.3
Total Bookings	$ 197.5	$ 195.7	$ 193.3	$ 761.7	$ 691.3

Revenues:
II-VI Laser Solutions	$ 74.1	$ 73.3	$ 71.5	$ 287.9	$ 254.4
II-VI Photonics	72.0	64.3	61.2	260.8	216.5
II-VI Performance Products	50.6	45.1	55.2	193.3	212.4
Total Revenues	$ 196.7	$ 182.7	$ 187.9	$ 742.0	$ 683.3

Operating Income (Loss):
II-VI Laser Solutions	$ 15.8	$ 14.1	$ 8.0	$ 55.0	$ 24.5
II-VI Photonics	4.1	0.6	(0.9)	7.2	(0.1)
II-VI Performance Products	3.3	3.0	7.6	14.6	22.1
Total Operating Income	$ 23.2	$ 17.7	$ 14.7	$ 76.8	$ 46.5

Operating Margin:
II-VI Laser Solutions	21.3%	19.2%	11.2%	19.1%	9.6%
II-VI Photonics	5.7%	0.9%	(1.5%)	2.8%	0.0%
II-VI Performance Products	6.5%	6.7%	13.8%	7.6%	10.4%
Total Operating Margin	11.8%	9.7%	7.8%	10.4%	6.8%

Table 3 is a reconciliation of Operating Income reported in this press release to reported Net Earnings.

Table 3
Reconciliation of Operating Income to Net Earnings
$ in Millions
(Unaudited)	Three Months Ended			Year Ended

	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2015	2015	2014	2015	2014

Operating income	$ 23.2	$ 17.7	$ 14.7	$ 76.8	$ 46.5
Interest expense	0.8	0.9	1.4	3.9	4.5
Other expense (income), net	(0.1)	1.5	(0.9)	(6.2)	(3.6)
Income taxes	5.4	0.8	1.5	13.1	7.3
Income from discontinued operation	--	--	--	--	(0.1)
Net Earnings	$ 17.1	$ 14.5	$ 12.7	$ 66.0	$ 38.4

Table 4 is a reconciliation of Operating Income reported in this press release to Adjusted EBITDA.

Table 4
Reconciliation of Operating Income to Adjusted EBITDA
$ in Millions
(Unaudited)	Three Months Ended			Year Ended

	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2015	2015	2014	2015	2014

Operating income	$ 23.2	$ 17.7	$ 14.7	$ 76.8	$ 46.5
Depreciation and amortization	13.9	12.6	13.7	53.1	53.2
Other income (expense)	0.1	(1.5)	0.9	6.2	3.6
Settlement agreement	--	--	--	(7.7)	--
Adjusted EBITDA	$ 37.2	$ 28.8	$ 29.3	$ 128.4	$ 103.3

Table 5 is a reconciliation of Adjusted EBITDA reported in this press release to reported Net Earnings.

Table 5
Reconciliation of Adjusted EBITDA to Net Earnings
$ in Millions
(Unaudited)	Three Months Ended			Year Ended

	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2015	2015	2014	2015	2014

Adjusted EBITDA	$ 37.2	$ 28.8	$ 29.3	$ 128.4	$ 103.3
Settlement agreement	--	--	--	7.7	--
EBITDA	37.2	28.8	29.3	136.1	103.3
Interest expense	0.8	0.9	1.4	3.9	4.5
Depreciation and amortization	13.9	12.6	13.7	53.1	53.2
Income taxes	5.4	0.8	1.5	13.1	7.3
Income from discontinued operation	--	--	--	--	(0.1)
Net Earnings	$ 17.1	$ 14.5	$ 12.7	$ 66.0	$ 38.4

Table 6 is a table of other selected financial information.

Table 6
Other Selected Financial Information
$ Millions, except share information
(Unaudited)	Three Months Ended			Year Ended

	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2015	2015	2014	2015	2014

Cash paid for capital expenditures	$ 12.1	$ 8.6	$ 8.4	$ 52.3	$ 29.2
Net borrowings (payments) on indebtedness	$ (12.0)	$ (24.5)	$ (21.0)	$ (65.5)	$ 128.0
Share-based compensation expense, pre-tax	$ 2.8	$ 2.6	$ 2.6	$ 11.4	$ 12.3
Cash paid for shares repurchased through the Company's share repurchase program	$ --	$ 1.4	$ 8.0	$ 12.7	$ 20.0
Shares repurchased through the Company's share repurchase program	--	82,115	583,355	$ 936,049	1,333,355
Average diluted shares outstanding	62,767,763	62,512,551	63,114,932	62,586,294	63,685,753

Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Tuesday, August 4, 2015 to discuss these results. The conference call will be broadcast live over the internet and can be accessed by all interested parties from the Company's web site at www.ii-vi.com as well as at http://tinyurl.com/qh9kt2q.  A replay of the webcast will be available for two weeks following the call.

Use of Non-GAAP Financial Measures

The Company has disclosed adjusted financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company's management uses these measurements as an aid in monitoring the Company's on-going financial performance. The adjusted non-GAAP net earnings and adjusted non-GAAP earnings per share measure the earnings of the Company, excluding non-recurring or unusual items that are considered by management to be outside of the Company's standard operations. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance that items excluded from the non-GAAP financial measures will not occur in the future, or that there could be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and opto-electronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in the industrial, optical communications, military, life sciences, semiconductor equipment, and consumer markets. Headquartered in Saxonburg, Pennsylvania, with research and development, manufacturing, sales, service, and distribution facilities worldwide, the Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms including integrated with advanced software to enable our customers' success.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company's performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other "Risk Factors" discussed in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2014; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company's ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; and/or (vii) the Company's ability to devise and execute strategies to respond to market conditions. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)
	Three Months Ended
	June 30,	March 31,	June 30,
	2015	2015	2014
Revenues
Net sales:
Domestic	$ 75,233	$ 68,233	$ 61,851
International	121,450	114,476	126,070
Total Revenues	196,683	182,709	187,921

Costs, Expenses & Other Expense (Income)
Cost of goods sold	121,687	116,984	125,600
Internal research and development	12,598	12,874	11,322
Selling, general and administrative	39,185	35,192	36,295
Interest expense	777	844	1,415
Other expense (income), net	(97)	1,534	(868)
Total Costs, Expenses, & Other Expense (Income)	174,150	167,428	173,764

Earnings Before Income Taxes	22,533	15,281	14,157

Income Taxes	5,464	773	1,502

Net Earnings	$ 17,069	$ 14,508	$ 12,655

Diluted Earnings Per Share	$ 0.27	$ 0.23	$ 0.20

Basic Earnings Per Share	$ 0.28	$ 0.24	$ 0.21

Average Shares Outstanding - Diluted	62,768	62,513	63,115
Average Shares Outstanding - Basic	61,154	61,082	61,695

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)

	Year Ended
	June 30,	June 30,
	2015	2014
Revenues
Net sales:
Domestic	$ 274,142	$ 240,534
International	467,819	442,727
Total Revenues	741,961	683,261

Costs, Expenses & Other Expense (Income)
Cost of goods sold	470,363	456,545
Internal research and development	51,260	42,523
Selling, general and administrative	143,539	137,707
Interest expense	3,863	4,479
Other expense (income), net	(6,176)	(3,634)
Total Costs, Expenses, & Other Expense (Income)	662,849	637,620

Earnings from Continuing Operations Before Income Taxes	79,112	45,641

Income Taxes	13,137	7,325

Earnings from Continuing Operations	65,975	38,316

Earnings from Discontinued Operation, net of income taxes	--	133

Net Earnings	$ 65,975	$ 38,449

Diluted Earnings Per Share:
Continuing operations	$ 1.05	$ 0.60
Discontinued operation	$ --	$ --
Consolidated	$ 1.05	$ 0.60

Basic Earnings Per Share:
Continuing operations	$ 1.08	$ 0.62
Discontinued operation	$ --	$ --
Consolidated	$ 1.08	$ 0.62

Average Shares Outstanding - Diluted	62,586	63,686
Average Shares Outstanding - Basic	61,219	62,248

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
($000)

	June 30,	June 30,
	2015	2014
Assets
Current Assets
Cash and cash equivalents	$ 173,634	$ 174,660
Accounts receivable	140,772	136,723
Inventories	164,388	165,873
Deferred income taxes	13,260	11,118
Prepaid and refundable income taxes	6,881	4,440
Prepaid and other current assets	14,033	12,917
Total Current Assets	512,968	505,731
Property, plant & equipment, net	203,812	208,939
Goodwill	195,894	196,145
Other intangible assets, net	122,462	136,404
Investment	11,914	11,589
Deferred income taxes	2,210	4,038
Other assets	8,904	9,080
Total Assets	$ 1,058,164	$ 1,071,926

Liabilities and Shareholders' Equity
Current Liabilities
Current portion of long-term debt	$ 20,000	$ 20,000
Accounts payable	45,275	45,767
Accruals and other current liabilities	73,881	69,298
Total Current Liabilities	139,156	135,065
Long-term debt	155,957	221,960
Deferred income taxes	7,105	7,440
Other liabilities	26,865	32,418
Total Liabilities	329,083	396,883
Total Shareholders' Equity	729,081	675,043
Total Liabilities and Shareholders' Equity	$ 1,058,164	$ 1,071,926

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)
($000)

	Year Ended
	June 30,
	2015	2014
Cash Flows from Operating Activities
Net cash provided by (used in):
Continuing operations	$ 129,366	$ 94,265
Discontinued operation	--	1,197
Net cash provided by operating activities	129,366	95,462

Cash Flows from Investing Activities
Additions to property, plant and equipment	(52,313)	(29,220)
Purchases of businesses, net of cash acquired	--	(177,676)
Other investing activities	67	79
Net cash used in investing activities	(52,246)	(206,817)

Cash Flows from Financing Activities
Proceeds from borrowings	3,000	183,000
Payments on borrowings	(68,500)	(55,000)
Purchases of treasury stock	(12,729)	(19,973)
Payment of redeemable non-controlling interest	--	(8,789)
Payments on earn-out arrangement	(2,350)	(3,000)
Proceeds from exercises of stock options	5,196	4,358
Other financing activities	(681)	(1,514)
Net cash (used in) provided by financing activities	(76,064)	99,082

Effect of exchange rate changes on cash and cash equivalents	(2,082)	1,500

Net decrease in cash and cash equivalents	(1,026)	(10,773)

Cash and Cash Equivalents at Beginning of Period	174,660	185,433
Cash and Cash Equivalents at End of Period	$ 173,634	$ 174,660

Table 7
II-VI Incorporated and Subsidiaries
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)

Reconciliation of Reported Earnings to Non-GAAP Earnings
(Unaudited)

Three Months Ended

	June 30,	Mar 31,	June 30,
	2015	2015	2014

Reported Earnings	$ 17.1	$ 14.5	$ 12.7

Subtract:
Settlement agreement	--	--	--

Income tax impact on unusual items	--	--	--

Adjusted Non-GAAP Earnings	$ 17.1	$ 14.5	$ 12.7

Per share data:
Reported Earnings:
Earnings - Diluted Earnings Per Share:	$ 0.27	$ 0.23	$ 0.20
Earnings - Basic Earnings Per Share:	$ 0.28	$ 0.24	$ 0.21

Per share, After-Tax Impact of Special Items on:
Earnings - Diluted Earnings Per Share:	$ --	$ --	$ --
Earnings - Basic Earnings Per Share:	$ --	$ --	$ --

Adjusted Non-GAAP Earnings:
Adjusted Non-GAAP Earnings - Diluted Earnings Per Share:	$ 0.27	$ 0.23	$ 0.20
Adjusted Non-GAAP Earnings - Basic Earnings Per Share:	$ 0.28	$ 0.24	$ 0.21

Table 8
II-VI Incorporated and Subsidiaries
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)

Reconciliation of Reported Earnings to Non-GAAP Earnings
(Unaudited)

Year Ended

	June 30,	June 30,
	2015	2014

Reported Earnings	$ 66.0	$ 38.3

Subtract:
Settlement agreement	(7.7)	--

Income tax impact on unusual items	0.6	--

Adjusted Non-GAAP Earnings	$ 58.9	$ 38.3

Per share data:
Reported Earnings:
Earnings - Diluted Earnings Per Share:	$ 1.05	$ 0.60
Earnings - Basic Earnings Per Share:	$ 1.08	$ 0.62

Per share, After-Tax Impact of Special Items on:
Earnings - Diluted Earnings Per Share:	$ (0.11)	$ --
Earnings - Basic Earnings Per Share:	$ (0.12)	$ --

Adjusted Non-GAAP Earnings from Continuing Operations:
Adjusted Non-GAAP Earnings - Diluted Earnings Per Share:	$ 0.94	$ 0.60
Adjusted Non-GAAP Earnings - Basic Earnings Per Share:	$ 0.96	$ 0.62
CONTACT: II-VI Incorporated
         Mary Jane Raymond
         Chief Financial Officer
         (724) 352-4455
         MaryJane.Raymond@II-VI.com